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                                                                     Exhibit 4.4

                              CERTIFICATE OF TRUST
                                       OF
                             DOBSON FINANCING TRUST


            1. The name of the business trust is:

                        DOBSON FINANCING TRUST

            2. The name and business address of the trustee having its principal place of business in the State of Delaware are:

               The Bank of New York (Delaware)
               White Clay Center
               Route 273
               Newark, Delaware  19711

            3. This Certificate shall be effective upon the filing hereof.

            Executed this 9th day of July, 2001.

                                       THE  BANK  OF  NEW  YORK,  a  New  York
                                       banking corporation

                                          /s/ Ming J. Shiang
                                       By:____________________________________
                                              Ming J. Shiang
                                              Vice President


                                       THE  BANK  OF NEW  YORK  (DELAWARE),  a
                                       Delaware banking corporation


                                          /s/ Michael Santino
                                       By:____________________________________
                                              Michael Santino
                                              Senior Vice President


                                       /s/ Everett R. Dobson
                                       ---------------------------------------
                                       Everett R. Dobson


                                       /s/ Richard D. Sewell, Jr.
                                       ---------------------------------------
                                       Richard D. Sewell, Jr.


                                       /s/ Ronald L. Ripley
                                       ---------------------------------------
                                       Ronald L. Ripley